Exhibit 4

OPTION AGREEMENT MADE AND ENTERED INTO AT MONTREAL, QUEBEC, AS OF THE 30TH DAY OF MAY 2001

BY AND BETWEEN:

                           DONINI, INC. a New Jersey corporation, having an office at 4555 des Grandes Prairies Blvd., suite 30, St. Leonard, Quebec herein represented by Theo Kalitzis, its Director and by Catherine Pantoulis, its Secretary, duly authorized for these purposes


                           (hereinafter referred to as "Donini")

AND:

                           PETER DEROS
                           businessman, residing and domiciled at 8220 Birnam, apt. 2, Montreal, Quebec, H3N 2T9

                           (hereinafter referred to as the "Optionee")

WHEREAS Donini wishes to grant to the Optionee an option to purchase such number of shares of its common stock pursuant to the terms and conditions set out herein:

NOW THEREFORE, the parties hereby agree as follows:


                                    ARTICLE 1

                                 INTERPRETATION

1.1      Preamble
         --------

         The preamble to the present Agreement shall form an integral part hereof as if it were recited at length herein for all legal purposes;

1.2      Definitions
         -----------

         Unless otherwise provided herein or unless so required by the context the following words and expressions shall have the following meanings:

         a) "Exercise Date" as it pertains to each class of options is as set forth in section 2.3 hereof;

         b)       "Option" means the option granted to the Optionee pursuant to section 2.1;

         c) "Option Notice" means a notice emanating from the Optionee wherein the Optionee exercises the Option in whole or in part;

         d) "Option Price" means the price, in U.S. dollars per Optioned Share purchased by the Optionee under this Agreement.

         e)       "Optioned Shares" means 2,250,000 Shares;

         f) "Shares" means the common stock of Donini as currently constituted; and

         g)       "Expiration Date" means the dates as set forth in section 2.3.

1.3      Sections and Headings
         ---------------------

         The division of this Agreement into Articles and Sections and the insertion of headings are for reference only and shall not affect the construct or interpretation of this Agreement.

1.4      U.S. Dollars
         ------------

         Unless otherwise provided herein, all monetary amounts herein are in currency of the United States of America.


                                    ARTICLE 2

                                     OPTION

2.1      Option
         ------

         Donini hereby grants to the Optionee the irrevocable option ("Option") to purchase as and from May 30, 2001, three classes of Optioned Shares at the Option Prices, subject to the terms and conditions hereof, and so set forth in Section. 2.3 hereof.

2.2      Number of Shares
         ----------------

         The Company hereby grants to the Optionee options to purchase 2,250,000 shares of Common Stock.

2.3      Exercise Price and Term
         -----------------------

         No. of Shares            Price                     Exercise Date
         ----------------------------------------------------------------
         750,000 shares           $.75 per share            Dec. 15, 2001
         750,000 shares           $1.00 per share           June 15, 2002
         750,000 shares           $2.00 per share           Dec. 15, 2002

         All options terminate three years from the date they are first exercisable (hereinafter referred to as the "Expiration Date").

2.4      Exercise of Option
         ------------------

         Each class of Options may be exercised in whole or in part at any time and from time to time from the Exercise Date stipulated in section 2.3 hereof up to and including the Expiration Date. The Optionee may exercise the Option by giving to Donini an Option Notice accompanied by a cheque or bank draft representing the Option Price in respect of the Optioned Shares for which the Option is being exercised. No fractional Optioned Shares shall be issued upon any exercise of the Option and Donini shall satisfy such fractional interest by paying a cash adjustment by cheque payable to the Optionee in U.S. dollars in an amount equal to the same fraction of the Option Price.

2.5      Corporate Action
         ----------------

         Donini undertakes to ensure that all necessary corporate action will be taken to permit any or all of the Optioned Shares to be validly issued and recorded in Donini's books in the name of the Optionee upon the exercise of the Option, in whole or in part, under the terms hereof.

2.6      Reserve of Shares
         -----------------

         Donini shall at all times prior to the respective Expiration Dates authorize, reserve and keep available such number of its Shares as will be sufficient to satisfy the requirements of this Agreement.


                                    ARTICLE 3

                                     GENERAL

3.1      Amendments and Waivers
         ----------------------

         No modification, variation, amendment or termination by mutual consent of this Agreement and no waiver of the performance of any of the responsibilities of any of the parties hereto shall be effected unless such action is taken in writing and is signed by all parties. No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

3.2      Options and Shares not Registered
         ---------------------------------

         The Optionee acknowledges that all options and the shares of Common Stock that may be issued pursuant to the exercise of any option have not been registered with the U.S. Securities Exchange Commission or any State Regulatory Authority of the United States or of any Province of Canada.

3.3      Severability
         ------------

         Each of the covenants, provisions, Articles, Sections, subsections and other subdivisions hereof is severable from every other covenant, provision, Article, Section, subsection or subdivision and the invalidity or unenforceability of any one or more covenants, provisions, Articles, Sections, subsections or subdivisions of this Agreement shall not affect the validity or enforceability of the remaining covenants, provisions, Articles, Sections, subsections and subdivisions hereof.

3.4      Time of Essence
         ---------------

         Time shall be of the essence in this Agreement.

3.5      Notice
         ------

         (1) Any notice or other written communication required or permitted hereunder shall be in writing and:

                  (a) delivered personally to the party or, if the party is a corporation, an officer of the party to whom it is directed;

                  (b) sent by registered mail, postage prepaid, return receipt requested (provided that such notice or other written communication shall not be forwarded by mail if on the date of mailing the party sending such communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, including the existence of an actual or imminent postal service disruption in the city from which such communication is to be mailed or in which the address of the recipient is found); or

                  (c) except for the Option Notice, sent by facsimile, confirmation of delivery requested.

         (2) All such notices shall be addressed to the party to whom it is directed at the following addresses:

         If to the Optionee:

         Mr. Peter Deros
         8220 Birnam, apt. 2,
         Montreal, Quebec, H3N 2T9

         If to Donini

         4555 boul, des Grandes Prairies, #30
         St-Leonard, Quebec H1R 1A5

         Attention: Director

         Fax: No.: (514) 327-0782

         (3) Any party may at any time change its address hereunder by giving notice of such change of address to the other party or parties in the manner specified in this section. Any such notice or other written communication shall, if mailed, be effective five (5) days following the date it is posted to such party at such address (whether or not such delivery takes place), and if given by personal delivery, shall be effective on the day of actual delivery.

3.6      Assignment
         ----------

         This Agreement and the Option granted herein are personal to the Optionee named herein and may not be sold, assigned, transferred or given as security, save and except in the event of the death of the Optionee.

3.7      Entire Agreement
         ----------------

         This Agreement constitutes and contains the entire and only agreement among the parties relating to the matters described herein and supersedes and cancels any and all previous agreements and understandings between the parties relative hereto. Any and all prior and contemporaneous negotiations, memoranda of understanding or position, and preliminary drafts and prior versions of this Agreement, whether signed or unsigned, between the parties leading up to the execution hereof shall not be used by any party to construe the terms or affect the validity of this Agreement. There are no representations, inducements, promises, understandings, conditions or warranties express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

3.8      Application of Agreement
         ------------------------

         This Agreement shall be binding upon and endure to the benefit of the parties hereto and their respective heirs, administrators, executors and successors save and except as provided herein.

3.9      Subdivision or Consolidation of Shares
         --------------------------------------

         If the Shares are changed by way of being classified or reclassified, subdivided, consolidated or converted into a different number or class of shares or otherwise, or if Donini merges, the Option Price and the type of security to be delivered to the Optionee upon exercise of the Option in whole or in part shall be adjusted accordingly, in all cases so that the Optionee shall receive the same number and type of securities as would have resulted from such change if the Option or the remaining part thereof had been exercised before the date of the change.

3.10     Governing Law
         -------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey and the laws of the United States of America applicable therein.

3.11     Execution
         ---------

         This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

         AND THE PARTIES HAVE SIGNED AT THE PLACE AND AS OF THE DATE MENTIONED HEREIN.


         DONINI, INC.



         Per: /s/ THEO KALAITZIS
              -------------------------
              THEO KALAITZIS, Director
              duly authorized



         Per: /s/ CATHERINE PANTOULIS
              -------------------------
              CATHERINE PANTOULIS, Secretary
              Duly authorized



        /s/ PETER DEROS
        -------------------------
        PETER DEROS